EXHIBIT 99.2

BLACK RIDGE OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Unaudited)

Property Acquisition

The following unaudited pro forma condensed combined financial information reflects the historical financial statements of Black Ridge Oil & Gas, Inc. (the “Company” and “Black Ridge”) adjusted on a pro forma basis to give effect to its acquisition (the “Acquisition”) of oil and natural gas properties (the “Acquired Properties”) from CP Exploration, LP (“CPX”). On December 13, 2013, the Company acquired oil and natural gas properties from CPX for approximately $20.6 million, net of purchase price adjustments and subject to post-closing adjustments. The Acquired Properties are comprised of leasehold interests in approximately 2,040 net mineral acres in the Williston Basin of North Dakota and interests in 43 gross (0.92 net) producing wells on the acquired leases.

Amended and Restated Credit Agreements

The acquisition of the Acquired Properties was funded with borrowings from our credit agreements (the “Black Ridge Credit Agreements”). On December 13, 2013 we amended the Black Ridge Credit Agreements to facilitate the acquisition.

Our credit agreement with Cadence Bank, N.A. (the “Bank”) (the “Senior Credit Facility”) was amended (the “Amendment”) to add properties acquired in the Acquisition to the mortgage and increases the borrowing base from $7,000,000 to $18,000,000. In addition, the Amendment provides that, for purposes of determining compliance with financial covenants, the Company’s EBITDAX for the third and fourth quarters of 2013 will be subject to pro forma adjustment to include EBITDAX results for the third and fourth quarters of 2013 attributable to properties acquired in the Acquisition. Finally, the Amendment revises the Collateral Coverage Ratio to be not less than 1.25 to 1.0 as of the end of each calendar quarter, commencing with the calendar quarter ending December 31, 2013 in order to be consistent with the Subordinated Credit Facility.

Our credit agreement with Chambers Energy Management, LP, as administrative agent (“Chambers”), and several other lenders (the “Subordinated Credit Facility”) was amended (the “Subordinated Credit Amendment”) to provide that, for purposes of determining compliance with certain financial covenants, Consolidated EBITDA will be subject to pro forma adjustments for (i) the actual earnings derived from properties acquired or disposed of in a material transaction as permitted under the credit agreement, as if the material transaction occurred on the first day of the applicable determination period and (ii) the actual earnings derived from the properties acquired under the Acquisition as if such Acquisition had occurred on July 1, 2013. In addition, the Amendment changes the reference to the amount under the First Lien Carve Out from $10,000,000 to $18,000,000.

Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 is based on the unaudited balance sheet of the Company as of September 30, 2013. The pro forma condensed consolidated balance sheet gives effect to the Acquisition as if the Acquisition had occurred on September 30, 2013.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 is provided to update the unaudited pro forma condensed combined statement of operations to the period most recently reported by the Company, is based on the unaudited statement of operations of the Company for the nine months ended September 30, 2013 and the unaudited statement of revenues and direct operating expenses of the Acquired Properties for the nine month period ended September 30, 2013. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 is based on the audited statement of operations of the Company and the audited statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2012. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012 include pro forma adjustments to give effect to the Acquisition as if it had occurred on January 1, 2012, and the amendments of the Black Ridge Credit Agreements.

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BLACK RIDGE OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(Unaudited)

The pro forma adjustments reflecting the acquisition of the Acquired Properties include the use of estimates and assumptions as described in the related notes. The pro forma adjustments are based on information available to management at the time these unaudited pro forma condensed combined financial statements were prepared. The Company believes the estimates and assumptions used are reasonable and the significant effects of the transaction are properly reflected. However, the estimates and assumptions are subject to change as additional information becomes available. The pro forma financial statements do not reflect any cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the acquisition of the Acquired Properties. Additionally, the unaudited pro forma condensed combined statements of operations exclude the impact of non-recurring expenses the Company has incurred or will incur as a result of the acquisition of the Acquired Properties and related financing, primarily non-capitalizable banking and legal fees.

The unaudited pro forma condensed combined financial information is for informational purposes only and is not intended to represent or to be indicative of the results that actually would have occurred had the transactions described above been completed as of the dates set forth in this unaudited pro forma condensed combined financial information and should not be taken as indicative of the Company’s future results of operations. Actual results may differ significantly from that reflected in the unaudited pro forma condensed combined financial information for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the unaudited pro forma condensed combined financial information and actual results. The unaudited pro forma financial information should be read in conjunction with the accompanying footnotes, the Company’s Quarterly Reports on Form 10-Q for the nine months ended September 30, 2013 and Annual Report on Form 10-K for the years ended December 31, 2012 and 2011, the unaudited Statements of Revenues and Direct Operating Expenses for the nine months ended September 30, 2013 and 2012 and the audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2012 and 2011 for the Acquired Properties, both included in this current report, and other information that the Company has filed with the Securities and Exchange Commission.

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BLACK RIDGE OIL & GAS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(Unaudited)

	Historical	Pro Forma
	Black Ridge	Acquired		Black Ridge
	Oil & Gas, Inc.	Properties		Oil & Gas, Inc.
		(Note 2)
ASSETS

Current assets:
Cash and cash equivalents	$5,086,978	$18,259,000	(a)	$2,718,240
		(20,627,738)	(b)
Accounts receivable	2,144,259	–		2,144,259
Settlement receivable	2,500,000	–		2,500,000
Advances to operators	1,220,576	–		1,220,576
Prepaid expenses	30,791	–		30,791
Total current assets	10,982,604	(2,368,738)		8,613,866

Property and equipment:
Oil and natural gas properties, full cost method of accounting
Proved properties	47,556,747	20,463,231	(b)	68,019,978
Unproved properties	5,539,955	195,780	(b)	5,735,735
Other property and equipment	87,218	–		87,218
Total property and equipment	53,183,920	20,659,011		73,842,931
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(8,443,947)	–		(8,443,947)
Total property and equipment, net	44,739,973	20,659,011		65,398,984

Derivative instruments	6,885	–		6,885
Debt issuance costs, net	691,661	141,000	(a)	832,661

Total assets	$56,421,123	$18,431,273		$74,852,396

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$5,014,464	$–		$5,014,464
Settlement payable	160,000	–		160,000
Settlement accounts payable, related party	116,234	–		116,234
Accrued expenses	96,916	–		96,916
Derivative instruments	53,110	–		53,110
Total current liabilities	5,440,724	–		5,440,724

Asset retirement obligations	82,319	31,273	(b)	113,592
Revolving credit facilities and long term debt, net of discounts of $2,717,949 and $-0-, respectively	12,318,718	18,400,000	(a)	30,718,718
Deferred tax liability	4,117,287	–		4,117,287

Total liabilities	21,959,048	18,431,273		40,390,321

Commitments and contingencies	–	–		–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	–	–		–
Common stock, $0.001 par value, 500,000,000 shares authorized, 47,979,990 shares issued and outstanding	47,980	–		47,980
Additional paid-in capital	32,930,595	–		32,930,595
Retained earnings	1,483,500	–		1,483,500
Total stockholders' equity	34,462,075	–		34,462,075

Total liabilities and stockholders' equity	$56,421,123	$18,431,273		$74,852,396

The accompanying notes are an integral part of these financial statements.

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BLACK RIDGE OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(Unaudited)

	Nine Months Ended September 30, 2013
	Historical			Pro Forma
	Black Ridge	Acquired		Pro Forma		Black Ridge
	Oil & Gas, Inc.	Properties		Adjustments		Oil & Gas, Inc.
				(Note 3)
Oil and gas sales	$6,674,940	$3,496,228	(a)	$–		$10,171,168
Loss on settled derivatives	(21,184)	–		–		(21,184)
Unrealized loss on derivative instruments	(46,225)	–		–		(46,225)
Total revenues	6,607,531	3,496,228		–		10,103,759

Operating expenses:
Production expenses	813,023	319,030	(a)	–		1,132,053
Production taxes	722,986	330,663	(a)	–		1,053,649
General and administrative	1,715,287	–		–		1,715,287
Depletion of oil and gas properties	2,633,309	–		1,395,644	(b)	4,028,953
Accretion of discount on asset retirement obligations	4,774	–		2,700	(c)	7,474
Depreciation and amortization	17,454	–		–		17,454
Total operating expenses	5,906,833	649,693		1,398,344		7,954,870

Net operating income (loss)	700,698	2,846,535		(1,398,344)		2,148,889

Other income (expense):
Interest income	341	–		–		341
Interest (expense)	(1,523,599)	–		(1,004,576)	(d)	(2,528,175)
Total other income (expense)	(1,523,258)	–		(1,004,576)		(2,527,834)

Income (loss) before provision for income taxes	(822,560)	2,846,535		(2,402,920)		(378,945)

Provision for income taxes	615,409	–		(173,010)	(e)	442,399

Net income (loss)	$(207,151)	$2,846,535		$(2,575,930)		$63,454

Weighted average common shares outstanding - basic	47,979,990					47,979,990
Weighted average common shares outstanding - fully diluted	47,979,990					48,602,474

Net income (loss) per common share - basic	$(0.00)					$0.00
Net income (loss) per common share - fully diluted	$(0.00)					$0.00

The accompanying notes are an integral part of these financial statements.

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BLACK RIDGE OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(Unaudited)

	Year Ended December 31, 2012
	Historical			Pro Forma
	Black Ridge	Acquired		Pro Forma		Black Ridge
	Oil & Gas, Inc.	Properties		Adjustments		Oil & Gas, Inc.
				(Note 4)
Oil and gas sales	$6,022,540	$3,260,954	(a)	$–		$9,283,494
Total revenues	6,022,540	3,260,954		–		9,283,494

Operating expenses:
Production expenses	649,603	210,159	(a)	–		859,762
Production taxes	692,527	368,543	(a)	–		1,061,070
General and administrative	3,530,643	–		–		3,530,643
Depletion of oil and gas properties	2,443,482	–		1,338,458	(b)	3,781,940
Accretion of discount on asset retirement obligations	4,557	–		2,500	(c)	7,057
Depreciation and amortization	24,206	–		–		24,206
Total operating expenses	7,345,018	578,702		1,340,958		9,264,678

Net operating income (loss)	(1,322,478)	2,682,252		(1,340,958)		18,816

Other income (expense):
Interest income	1,872	–		–		1,872
Interest (expense)	(1,193,278)	–		(1,838,935)	(d)	(3,032,213)
Settlement income	17,020,759	–		–		17,020,759
Settlement expenses	(5,874,864)	–		–		(5,874,864)
Total other income (expense)	9,954,489	–		(1,838,935)		8,115,554

Income (loss) before provision for income taxes	8,632,011	2,682,252		(3,179,893)		8,134,370

Provision for income taxes	(3,720,601)	–		194,080	(e)	(3,526,521)

Net income (loss)	$4,911,410	$2,682,252		$(2,985,813)		$4,607,849

Weighted average common shares outstanding - basic	47,789,225					47,789,225
Weighted average common shares outstanding - fully diluted	48,061,239					48,061,239

Net income (loss) per common share - basic	$0.10					$0.10
Net income (loss) per common share - fully diluted	$0.10					$0.10

The accompanying notes are an integral part of these financial statements.

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BLACKRIDGE OIL & GAS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 – Financial Statement Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2013 was derived from the unaudited balance sheet as of September 30, 2013 together with pro forma adjustments to give effect to the transaction as if it occurred on September 30, 2013.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 were derived from the unaudited statement of revenues and direct operating expenses of the Acquired Properties for the nine month period ended September 30, 2013, and the audited statement of revenues and direct operating expenses for the year ended December 31, 2012, together with pro forma adjustments to give effect to the acquisition as if it occurred on January 1, 2012.

These unaudited pro forma condensed combined financial statements are provided for illustrative purposes and do not purport to represent what the Company’s results of operations or financial position would have been if such transactions had occurred on the above mentioned dates. These statements were prepared based on accounting principles generally accepted in the United States. The use of estimates is required and actual results could differ from the estimates used. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the acquisition.

Note 2 – Adjustments to Pro Forma Condensed Combined Balance Sheet as of September 30, 2013

(a)	Reflects borrowings under the Black Ridge Credit Agreements. Deferred financing costs incurred in connection with the amendments to the credit agreements and the increase in the borrowing base were approximately $141,000.
(b)	Reflects the acquisition of the Acquired Properties for $20,627,738 after customary preliminary purchase price adjustments. The following table summarizes the purchase price and preliminary allocation of the purchase price to the assets acquired and liabilities assumed:

Purchase price of Acquired Properties	$20,627,738

Preliminary Allocation of Purchase Price
Proved Oil and Gas Properties	$20,463,231
Unproved Oil and gas Properties	195,780
Total fair value of oil and gas properties	20,659,011
Asset retirement obligations	(31,273)
Fair value of net assets acquired	$20,627,738

Note 3 – Adjustments to Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2013

(a)	Operating revenues and direct operating expenses of the interests acquired in the Acquired Properties for the nine months ended September 30, 2013.
(b)	Reflects additional depletion attributable to the interests acquired in the Acquired Properties based on the preliminary purchase price allocations and historical depletion rates.
(c)	Reflects accretion of discount on asset retirement obligation attributable to the Acquired Properties.
(d)	Adjustment to (1) eliminate historical interest expense on the Company's debt, which was repaid at closing of the combination Senior Secured and the Subordinated debt instruments that were used to finance the CPX acquisition, (2) record interest expense at 3.75% on the Senior Notes, (3) record cash interest of 10%, non-cash PIK interest of 4%, (4) amortize of the original issue discount on the Subordinated debt, (5) amortize estimated debt issuance costs of $187,000 related the new financing and (6) amortize the non-cash value of the warrants issued to the subordinated debt holders of $452,000. The pro forma adjustment for the nine months ended September 30, 2013 reflects interest expense and amortization of debt issuance and warrant costs for the nine month period.
(e)	Reflects adjustment to the income tax provision for the estimated impact of the Acquired Properties’ revenue and direct operating expenses. Income taxes were adjusted using a combined federal and state tax rate of 39%.

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BLACKRIDGE OIL & GAS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 4 – Adjustments to Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2012

(a)	Operating revenues and direct operating expenses of the interests acquired in the Acquired Properties for the year ended December 31, 2012.
(b)	Reflects additional depletion attributable to the interests acquired in the Acquired Properties based on the preliminary purchase price allocations and historical depletion rates.
(c)	Reflects accretion of discount on asset retirement obligation attributable to the Acquired Properties.
(d)	Adjustment to (1) eliminate historical interest expense on the Company's debt, which was repaid at closing of the combination Senior Secured and Subordinated debt instruments that were used to finance the CPX acquisition, (2) record interest expense at 3.75% on Senior Notes, (3) record cash interest of 10%, non-cash PIK interest of 4%, (4) amortize of the original issue discount on the Subordinated debt, (5) amortize estimated debt issuance costs of $250,000 related the new financing and (6) amortize the non-cash value of the warrants issued to the subordinated debt holders of $603,000. The pro forma adjustment for the year ended December 31, 2012 reflects interest expense and amortization of debt issuance costs and warrant costs for the full year.
(e)	Reflects adjustment to the income tax provision for the estimated impact of the Acquired Properties’ revenue and direct operating expenses. Income taxes were adjusted using a combined federal and state tax rate of 39%.

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